UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 9, 2006
FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1919 Flowers Circle, Thomasville, GA	31757

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:       (229) 226-9110
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 9, 2006 Flowers Foods, Inc. issued a press release (i) announcing its financial condition and results of operations as of and for the third quarter and 40 weeks ended October 7, 2006; (ii) updating its annual guidance for fiscal 2006 and (iii) issuing its preliminary annual guidance for fiscal 2007. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
The following exhibit is furnished as part of this Report:

Exhibit Number	Description
99.1	Press Release of Flowers Foods, Inc. dated November 9, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
By:	/s/ Jimmy M. Woodward
	Name:	Jimmy M. Woodward
	Title:	Sr. Vice-President, Chief Financial Officer and Chief Accounting Officer

Date: November 9, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Flowers Foods, Inc. dated November 9, 2006